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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 30, 2015

Six Flags Entertainment Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-13703	13-3995059
(Commission File Number)	(IRS Employer Identification No.)

924 Avenue J East
Grand Prairie, Texas	75050
(Address of Principal Executive Offices)	(Zip Code)

(972) 595-5000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
On June 30, 2015, Six Flags Entertainment Corporation (the “Company”), Six Flags Operations Inc. (“SFO”) and Six Flags Theme Parks Inc. (“SFTP”) amended and restated its existing credit agreement, which was entered into on December 20, 2011 (as amended by that certain First Amendment to Credit Agreement dated as of December 10, 2012 and that certain Second Amendment to Credit Agreement dated as of December 23, 2013, the “Amended and Restated Credit Facility”). The Amended and Restated Credit Facility is a $950,000,000 credit agreement (the “Amended and Restated Credit Agreement”) by and among the Company, SFO, SFTP, the several lenders party thereto, Wells Fargo Bank, National Association, as administrative agent, an issuing lender and a swingline lender, Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as joint lead arrangers, Barclays Bank PLC, JPMorgan Chase Bank, N.A., Compass Bank and HSBC Bank USA, National Association, as co-documentation agents, Bank of America, N.A. and Goldman Sachs Bank USA, as co-syndication agents, and Wells Fargo Securities, LLC, Barclays Bank PLC, Goldman Sachs Bank USA, J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as joint bookrunners. SFTP is the borrower under the Amended and Restated Credit Facility, and the Company, SFO and certain of the domestic subsidiaries of SFTP are guarantors thereunder.

The Amended and Restated Credit Facility is comprised of a $250,000,000 Revolving Credit Loan facility (the “Revolving Facility”) and a $700,000,000 Tranche B Term Loan facility (the “Term Facility”).  SFTP is permitted to incur (a) additional term loans that will be included in the Term Facility, (b) increases in the Revolving Facility and/or (c) secured or unsecured notes that rank pari passu or junior to the Amended and Restated Credit Facility, in an aggregate principal amount for all such additional term loans, Revolving Facility increases and incremental notes not to exceed $350,000,000 plus any other amount that may be incurred for any purpose if such incurrence would not cause the senior secured leverage ratio to exceed 3.25:1.00 on a pro forma basis, in each case subject to receipt of commitments by existing lenders or other financing institutions and to the satisfaction of certain other conditions.

Interest on the Amended and Restated Credit Facility shall accrue at an annual rate equal to (at the borrower’s option) either the Eurocurrency Base Rate or the Base Rate, plus the applicable margin as follows:

		Tranche B Term Loans
Pricing Level	Parent Consolidated Leverage Ratio	Eurocurrency Loans	Base Rate Loans

I	Less than 3.00:1.00	2.50%	1.50%

II	Greater than or equal to 3.00:1.00	2.75%	1.75%

		Revolving Credit Loans
Pricing Level	Senior Secured Leverage Ratio	Eurocurrency Loans	Base Rate Loans

I	Less than 1.25:1.00	1.75%	0.75%

II	Greater than or equal to 1.25:1.00, but less than 2.50:1.00	2.00%	1.00%

III	Greater than or equal to 2.50:1.00	2.25%	1.25%

In addition, SFTP will pay an unused commitment fee that will range from 0.25% to 0.375% based on SFTP’s then-applicable senior secured leverage ratio. The Amended and Restated Credit Agreement contains certain representations, warranties, affirmative covenants, financial covenants (specifically, (i) a minimum interest coverage covenant measured at the Company level and (ii) a maximum senior leverage maintenance covenant measured at the SFTP level) and negative covenants (including limitations on incurrence of indebtedness and liens, fundamental changes, restricted payments, capital expenditures, investments, prepayments of certain indebtedness, transactions with affiliates, changes in fiscal periods, modifications of certain documents, activities of the Company and SFO and hedging agreements, subject, in each case, to certain carve-outs).

The Amended and Restated Credit Facility is secured by a first priority security interest in substantially all of the assets of SFTP, the Company, SFO and certain of the domestic subsidiaries of SFTP that are guarantors under the Amended and

Restated Credit Facility pursuant to the amended and restated guarantee and collateral agreement (the “Amended and Restated Guarantee and Collateral Agreement”) entered into in connection with the Amended and Restated Credit Agreement.

Beginning on September 30, 2015, the Term Facility will amortize in equal quarterly installments in an aggregate annual amount equal to 1.0% of the original principal amount of the Term Facility.

The final maturity of the Revolving Facility will occur on the fifth anniversary of the closing date. The final maturity of the Term Facility will occur on the seventh anniversary of the closing date. The Amended and Restated Credit Agreement permits amendments thereto whereby individual lenders may extend the maturity date of their outstanding loans and/or commitments upon the request of SFTP without the consent of any other lender or the administrative agent, so long as certain conditions are met.

In connection with entering into the Amended and Restated Credit Agreement, the Company repaid the $569,000,000 outstanding Term Loan B under the Company’s prior credit facilities.

The above summaries of the material terms of the Amended and Restated Credit Agreement and Amended and Restated Guarantee and Collateral Agreement do not purport to be complete and are qualified in their entirety by reference to each of the Amended and Restated Credit Agreement and Amended and Restated Guarantee and Collateral Agreement, a copy of which is filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein. A copy of the press release announcing the entrance into the Amended and Restated Credit Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1
$950,000,000 Amended and Restated Credit Agreement , dated as of June 30, 2015, among the Company, SFO and SFTP and several lenders, Wells Fargo Bank, National Association, as administrative agent, an issuing lender and a swingline lender, Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as joint lead arrangers, Barclays Bank PLC, JPMorgan Chase Bank, N.A., Compass and HSBC Bank USA, National Association, as co-documentation agents, Bank of America, N.A. and Goldman Sachs Bank USA, as co-syndication agents, and Wells Fargo Securities, LLC, Barclays Bank PLC, Goldman Sachs Bank USA, JPMorgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as joint bookrunners

10.2
Amended and Restated Guarantee and Collateral Agreement, dated as of June 30, 2015, among the Company, SFO and SFTP, the other grantors party thereto, and Wells Fargo Bank, National Association, as administrative agent

99.1	Press Release of Six Flags Entertainment Corporation, dated June 30, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIX FLAGS ENTERTAINMENT CORPORATION

	By:	/s/ Lance C. Balk
		Name:	Lance C. Balk
		Title:	Executive Vice President and General
Counsel
Date: July 1, 2015

EXHIBIT INDEX

Exhibit No.	Description
10.1
$950,000,000 Amended and Restated Credit Agreement , dated as of June 30, 2015, among the Company, SFO and SFTP and several lenders, Wells Fargo Bank, National Association, as administrative agent, an issuing lender and a swingline lender, Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as joint lead arrangers, Barclays Bank PLC, JPMorgan Chase Bank, N.A., Compass and HSBC Bank USA, National Association, as co-documentation agents, Bank of America, N.A. and Goldman Sachs Bank USA, as co-syndication agents, and Wells Fargo Securities, LLC, Barclays Bank PLC, Goldman Sachs Bank USA, JPMorgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as joint bookrunners

10.2
Amended and Restated Guarantee and Collateral Agreement, dated as of June 30, 2015, among the Company, SFO and SFTP, the other grantors party thereto, and Wells Fargo Bank, National Association, as administrative agent

99.1	Press Release of Six Flags Entertainment Corporation, dated June 30, 2015

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